                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                DECEMBER 30, 1999
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)


       BERMUDA                                1-8993                       94-2708455
(State or other jurisdiction of             (Commission                 (I.R.S. Employer
 incorporation or organization)              file number)                Identification No.)

               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)

                                 (603) 643-1567
              (Registrant's telephone number, including area code)

ITEM 5.         OTHER EVENTS.

This filing serves to amend Form 8-K dated December 30, 1999 which was filed by the Registrant on January 11, 2000.

On March 31, 2000 Folksamerica Holding Company, Inc., a wholly owned subsidiary of the Registrant, announced that it had concluded its previously announced purchase of PCA Property & Casualty Insurance Company, a Florida-domiciled workers' compensation insurance company, from Humana Inc. for $125 million in cash (which is subject to subsequent purchase price adjustments relating to PCA's investment portfolio).

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)        Exhibits.  The following exhibits are filed herewith:


     Exhibit No.    Description
     -----------    -----------
     10 (a)         Stock Purchase Agreement as of December 30, 1999, by and
                    among Humana Inc., Physician Corporation of America, and
                    Folksamerica Holding Company, Inc.*

     10 (b)         Amended and Restated Management Contract by and between PCA
                    Property & Casualty Insurance Company and Humana Workers
                    Compensation Services, Inc.*

* previously filed on Form 8-K dated December 30, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.

Dated: April 6, 2000                  By:  ______________/s/____________________
                                                 Michael S. Paquette
                                                 Senior Vice President and
                                                   Controller